UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
______________________________

FORM 8-K
____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2010 (July 28, 2010)

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002

(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 28, 2010, Eagle Rock Energy Partners, L.P. (the “Partnership”) issued a press release announcing its cash distribution for the quarter ended June 30, 2010. In the press release, the Partnership also disclosed that it would announce earnings for the quarter ended June 30, 2010, after the market closes on Wednesday, August 4, 2010, and will hold an earnings conference call at 1 p.m. CT (2 p.m. ET) on Thursday, August 5, 2010.  The Partnership also provided an update to its distribution policy as previously set forth in its proxy statement filed with the Securities and Exchange Commission on March 30, 2010. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information set forth in this Item 7.01 and the attached Exhibit 99.1, includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Item 7.01, the attached exhibit, that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership’s control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership’s actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

                The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. For a detailed list of the Partnership’s risk factors and other cautionary statements, including without limitation risks related to the production, gathering, processing, and marketing of natural gas and natural gas liquids, please consult the Partnership’s Form 10-K, filed with the SEC for the year ended December 31, 2009, and the Partnership’s Forms 10-Q, filed with the SEC for subsequent quarters, as well as any other public filings and press releases.

The information in Item 7.01 of this Current Report on Form 8-K, including the attached Exhibit 99.1 is being “furnished” pursuant to Item 7.01 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 8.01	Other Events

On July 28, 2010, the Partnership announced that it will pay a cash distribution of $0.025 to all common unitholders for the quarter ended June 30, 2010. The Partnership will pay this distribution on August 13, 2010 to all of its common unitholders of record as of the close of business on August 9, 2010.

Unitholders will be required to pay federal income taxes and, in some cases, state and local income taxes on their allocable share of the Partnership’s taxable income, whether or not they receive sufficient or any cash distributions from the Partnership. Thus, unless the Partnership resumes sufficient cash distributions to unitholders during this year, unitholders may not receive cash distributions from Eagle Rock equal to their share of the Partnership’s taxable income or even equal to the actual tax liability that results from their share of the Partnership’s taxable income.

See the Partnership’s Form 10-K filed with the SEC on March 9, 2010, for a description of certain risks relating to the ownership of common units of the Partnership in light of the continued reduced cash distribution payments.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Eagle Rock Energy Partners, L.P. dated July 28, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: July 29, 2010	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and General Counsel